UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 22, 2005
                                                 -------------

                             Nofire Technologies, Inc
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-19945              22-3218682
          --------                       ---------              ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)       Identification No.)


                 21 Industrial Ave, Upper Saddle River, New Jersey 07458
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               (Address of principal executive offices; zip code)

Registrant's telephone number, including area code (201) 818-1616
                                                   --------------

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Item 4.01. Changes in Registrants Certifying Accountant
     Effective March 22, 2005, NoFire Technologies Inc. ( NoFire ) engaged the accounting firm of Sherb & Co., LLP as its new independent public accountants Effective March 22,2005, NoFire dismissed Radin, Glass & Co., LLP. The reports of Radin, Glass & Co., LLP on the consolidated financial statements of NoFire for the fiscal year ended August 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Radin, Glass &Co., LLP on NoFires financial statements for the past year ended August 31 2004 contained a paragraph as to NoFires ability to continue as a going concern.
     The decision to change NoFires accounting firm was approved by the Audit Committee of the Board of Directors on March 22, 2005.
     In connection with the audit of NoFires financial statements for the year ended August 31, 2004 and in the subsequent interim periods from September 1, 2004 through and including March 22,2005 there were no disagreements between NoFire and its auditors, Radin, Glass & Co., LLP on any matter of accounting principals or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference to the matter in its reports.
     NoFire, has not consulted with Sherb & Co., LLP during the last fiscal year ended August 31, 2004 or during the subsequent interim periods from September 1, 2004 through and including March 22, 2005 on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NoFires consolidated financial statements.
NoFire has provided Radin, Glass & Co., LLP with a copy of this disclosure and has requested Radin, Glass & Co., LLP to furnish NoFire with a letter addressed to the Securities and Exchange Commission stating whether Radin, Glass & Co., LLP agrees with the statements made by NoFire. NoFire has annexed such letter hereto as Exhibit 16.1.

Exhibit No.            Description
16.1                   Letter from Radin, Glass & Co., LLP to the SEC dated
                       March 24, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            Nofire Technologies Inc

Date: March 24, 2005                       By:  /s/Samuel Gottfreid
                                                 -----------------
                                                Chief Executive Officer

                                           By:  /s/Sam Oolie
Date: March 24, 2005                            ---------------------
                                                Chief Financial Officer